[PHOTO]

                      PAPP AMERICA-PACIFIC RIM FUND, INC.
                                A No-Load Fund



                              SEMI-ANNUAL REPORT
                                 JUNE 30, 1997



                                                 Managed by:
                                                 L. Roy Papp & Associates
                                                 4400 North 32/nd/ Street
                                                 Suite 280
                                                 Phoenix, AZ  85018
                                                 (602)956-1115 Local
                                                 (800)421-4004

                      Papp America-Pacific Rim Fund, Inc.


Dear Fellow Shareholder:

We are pleased with the performance of our Fund since its inception a little more than three months ago. Per share net asset value increased from $10.00 on March 14, the day the Fund was initially offered to the public, to $11.98 on June 30, or 19.8%. For the same period, the Morgan Stanley World Index, against which we measure ourselves, was up 15.8% and the Standard & Poor's 500 Stock Index was up 12.5%.

It is unlikely that the Fund will pay an income dividend of any substance in 1997. Many of our companies have not increased their dividends, or have done so only modestly. They believe that because of high income tax rates, it is in their stockholders' best interests to repurchase their own shares and modernize their facilities to produce long-term capital gains which are taxed at a lower rate. These factors, together with the higher prices of our portfolio securities, have resulted in a near offset between the Fund's expenses and its income from investments. On our part, we attempt to keep portfolio turnover low. Our companies have been meeting, and in many instances exceeding, our sales and earnings expectations and we see no reason to sell them only to create distributions upon which you must pay taxes.

Our Fund is designed to provide a vehicle for those who believe like ourselves that a portion of ones assets should be invested in companies which do a substantial amount of business with the Pacific Rim nations because that is where the greatest probability of substantial growth over the next several decades lies. As you know, we believe this can best be accomplished through the purchase of carefully selected, good quality growth companies which are largely based in the United States.

While the origin of a multinational company is far less important than the quality of that company and the ability of its management, it just so happens that a big majority of the best companies in the world are United States domiciled. This is best illustrated by the fact that of the 100 largest companies in the world, based on sales, only 24 are American, but those 24 produced 50% of the earnings. Of the ten most profitable companies in the world, seven are American. While we do own a few quality foreign companies, the vast majority of our holdings will continue to be American based.

I have written before about the importance of globalization. I am convinced this is the engine driving our economy and that, coupled with rapid advances in informational and medical technology, this will continue to be the case for at least the next twenty years. As the standard of living continues to rise in nations like China, Indonesia, and Malaysia, so will the demand for American goods, services, and technology. Our companies will be the beneficiaries of this ever increasing demand.

                                       Best Regards,

                                       /s/ L. Roy Papp

                                       L. Roy Papp, Chairman
                                       July 30, 1997


P.S. At this writing, the Fund's per share net asset value is $12.94, an increase of 29.4% since inception.

                      PAPP AMERICA-PACIFIC RIM FUND, INC.
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JUNE 30, 1997
                                  (Unaudited)

                                                                               Number             Market
                  Common Stocks                                               of Shares           Value
--------------------------------------------------                            ---------           ------
Telecommunications (13.1%)
 L. M. Ericsson Telephone
  (Manufacturer of telecom systems and cellular handsets)                        6,500         $  255,938
 Hong Kong Telecommunications Ltd.
  (International telecommunications services)                                   13,000            303,875
 Motorola, Inc.
  (Manufacturer of electronic equipment)                                         4,500            342,000
                                                                                               ----------
                                                                                                  901,813
                                                                                               ----------
Industrial Services (9.3%)
 Air Express International
  (Air freight forwarding)                                                       8,000            318,000
 Interpublic Group of Companies, Inc.
  (Worldwide advertising agencies)                                               5,300            324,956
                                                                                               ----------
                                                                                                  642,956
                                                                                               ----------
Pharmaceutical (9.1%)
 Eli Lilly and Co.
  (Healthcare products)                                                          3,000            327,937
 Warner-Lambert Company
  (Pharmaceutical and consumer products)                                         2,400            298,200
                                                                                               ----------
                                                                                                  626,137
                                                                                               ----------
Computers and Software (9.0%)
 Hewlett-Packard Company
  (Manufacturer of printers, computers, and medical
  electronic equipment)                                                          5,550            310,800
 Intel Corporation
  (Manufacturer of microprocessors, microcontrollers,
   and memory chips)                                                             2,200            311,988
                                                                                               ----------
                                                                                                  622,788
                                                                                               ----------
Consumer Products (8.6%)
 Colgate-Palmolive Company
  (Household and personal care products)                                         4,400            287,100
 Unilever Group
  (Producer and marketer of branded and packaged consumer goods)                 1,400            305,200
                                                                                               ----------
                                                                                                  592,300
                                                                                               ----------
Financial Services (8.2%)
 Pacific Century Financial Corp.
  (Provider of financial services in the U.S. and Pacific island nations)        6,000            277,500
 State Street Boston Corporation
  (Provider of U.S. and global securities custodial services)                    6,000            277,500
                                                                                               ----------
                                                                                                  555,000
                                                                                               ----------
Industrial Components (7.1%)
 Millipore Corporation
  (Leading supplier of purification products)                                    6,500            286,000
 Minnesota Mining and Manufacturing Co.
   (Diversified manufacturer )                                                   2,000            204,000
                                                                                               ----------
                                                                                                  490,000
                                                                                               ----------

                                                                                                        3

                      PAPP AMERICA-PACIFIC RIM FUND, INC.
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JUNE 30, 1997
                                  (Unaudited)

                                                                                Number          Market
           Common Stocks (continued)                                           of Shares        Value
-----------------------------------------------                                ---------      ----------
Medical Services (6.8%)
  Medtronic, Inc.
   (Manufacturer of implantable biomedical devices)                              2,800        $  226,800
  Stryker Corp.
   (Developer and manufacturer of surgical and medical devices)                  7,000           244,125
                                                                                              ----------
                                                                                                 470,925
                                                                                              ----------
Electrical Equipment (4.6%)
  General Electric Co.
   (Diversified industrial company)                                              4,800           313,800
                                                                                              ----------

Consumer Services (4.3%)
  G & K Services, Inc. Class A
   (Uniform rental service)                                                      8,000           298,000
                                                                                              ----------

Restaurants (4.2%)
  McDonald's Corporation
   (Fast food restaurants and franchising)                                       6,000           289,875
                                                                                              ----------

Miscellaneous (13.8%)
  Amway Asia Pacific, Ltd.
   (Direct marketing of household and personal items in Asia)                    6,000           261,750
  Callaway Golf Company
   (Manufacturer of golf clubs)                                                  8,500           301,750
  Mattel, Inc.
   (Toy manufacturer)                                                            7,500           254,062
  Unocal Corporation
   (Major oil exploration and production services)                               3,500           135,844
                                                                                              ----------
                                                                                                 953,406
                                                                                              ----------

Total Common Stocks - 98.1%                                                                    6,757,000

Cash and Other Assets, Less Liabilities -  1.9%                                                  131,706
                                                                                              ----------

Net Assets - 100.0%                                                                           $6,888,706
                                                                                              ==========

Net Asset Value Per Share
(Based on 575,164 shares outstanding at June 30, 1997)                                        $    11.98
                                                                                              ==========

                      PAPP AMERICA-PACIFIC RIM FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 1997
                                  (Unaudited)


                                    ASSETS

Investment in securities at market value (identified cost
  $6,085,813 at June 30, 1997) (Note 1)                               $6,757,000
Cash                                                                     309,640
Dividends and interest receivable                                          8,763
                                                                      ----------
    Total assets                                                      $7,075,403
                                                                      ==========


                                  LIABILITES

Payable for investment securities purchased                           $  179,008
Accrued Expenses                                                           7,689
                                                                      ----------
    Total Liabilities                                                 $  186,697
                                                                      ----------


                                  NET ASSETS

Paid-in capital applicable to 575,164 outstanding shares at
  June 30, 1997                                                       $6,217,519
Net unrealized gain on investments                                       671,187
                                                                      ----------
    Net assets                                                        $6,888,706
                                                                      ==========

Net Asset Value Per Share (net assets/share outstanding)              $    11.98
                                                                      ==========


  The accompanying notes are an integral part of these financial statements.

                      PAPP AMERICA-PACIFIC RIM FUND, INC.
                            STATEMENT OF OPERATIONS
                      FOR THE PERIOD FROM MARCH 14, 1997
             (DATE OF COMMENCEMENT OF OPERATIONS) TO JUNE 30, 1997
                                  (Unaudited)

INVESTMENT INCOME:
    Dividends                                                          $ 15,656
    Interest                                                              2,215
    Foreign taxes withheld                                                 (382)
                                                                       --------
        Total investment income                                          17,489
                                                                       --------
EXPENSES:
    Management fee (Note 3)                                               9,898
    Filing fees                                                           4,010
    Directors' attendance fees                                              600
    Custodial                                                                73
    Other fees                                                            6,412
                                                                       --------
        Total expenses                                                   20,993
                                                                       --------
    Less fees waived by adviser (Note 3)                                 (8,621)
                                                                       --------
        Net expenses                                                     12,372
                                                                       --------
Net investment income                                                     5,117
                                                                       --------
REALIZED AND UNREALIZED GAIN/LOSS ON INVESTMENTS:
    Proceeds from sales of securities                                    93,597
    Cost of securities sold                                             (94,873)
                                                                       --------
    Net realized loss on investments sold                                (1,276)
                                                                       --------
    Net change in unrealized gain on investments                        671,186
                                                                       --------
Net realized and unrealized gain on investments                         669,910
                                                                       --------
Net increase in net assets resulting from operations                   $675,027
                                                                       ========



  The accompanying notes are an integral part of these financial statements.

                      PAPP AMERICA-PACIFIC RIM FUND, INC.
     STATEMENT OF CHANGES IN NET ASSETS FOR THE PERIOD FROM MARCH 14, 1997
             (DATE OF COMMENCEMENT OF OPERATIONS) TO JUNE 30, 1997
                                  (Unaudited)

                                                                      Period ended
                                                                      June 30 1997
                                                                      ------------
FROM OPERATIONS:
    Net investment income                                              $    5,117
    Net realized loss on investments sold                                  (1,276)
    Net change in unrealized gain on investments                          671,186
                                                                       ----------
        Increase in net assets resulting from operations                  675,027
                                                                       ----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                                                      --
    Net realized gain on investments sold                                      --
                                                                       ----------
        Total distributions to shareholders                                    --

FROM SHAREHOLDER TRANSACTIONS:
    Proceeds from sale of shares                                        6,276,705
    Net asset value of shares issued to shareholders in
      reinvestment of net investment income and net realized
      gain on investments sold                                                 --
    Payments for redemption of shares                                     (63,026)
                                                                       ----------
    Increase in net assets resulting from shareholder transactions      6,213,679
                                                                       ----------
Total increase in net assets                                            6,888,706

Net assets at beginning of the period                                          --
                                                                       ----------
Net assets at end of period                                            $6,888,706
                                                                       ==========


   The accompanying notes are an integral part of these financial statements.

                      PAPP AMERICA-PACIFIC RIM FUND, INC.
                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 1997
                                  (Unaudited)


(1)  SIGNIFICANT ACCOUNTING POLICIES:

Papp America-Pacific Rim Fund, Inc. (the Fund) was incorporated on December 18, 1996, and is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. Operations of the Fund commenced on March 14, 1997. The Fund invests with the objective of long-term capital growth resulting to a considerable extent from the international activities, particularly in the Pacific Rim nations, of its portfolio companies.

The policies described below are followed by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles.

     (a)  Investment in Securities

For purposes of computing the net asset value of a share of the Fund, securities traded on securities exchanges, or in the over-the-counter market in which transaction prices are reported, are valued at the last sales prices at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations. Other securities traded over-the-counter are valued at the most recent bid quotations. Securities for which quotations are not available and any other assets are valued at a fair value as determined in good faith by the Board of Directors. The price per share for a purchase order or redemption request is the net asset value next determined after receipt of the order.

The net asset value of a share of the Fund is determined as of the close of trading on the New York Stock Exchange, currently 4:00 p.m. New York City time, on any day on which that Exchange is open for trading, by dividing the market value by the number of shares outstanding, and rounding the result to the nearest full cent.

Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest is recorded on the accrual basis. Realized gains and losses from investment transactions and unrealized appreciation or depreciation are calculated on the identified cost basis.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     (b)  Federal Income Taxes

The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies. The Code requires that substantially all of the Fund's taxable income, as well as any net realized gain on sales of investments, is to be distributed to the shareholders. The Fund has complied with this policy and, accordingly, no provision for federal income taxes is required.


(2)  DIVIDENDS AND DISTRIBUTIONS:

Dividends and capital gain distributions are reinvested in additional shares of the Fund unless the shareholder has requested in writing to be paid by check.

Dividends and distributions payable to its shareholders are recorded by the Fund on the ex-dividend date.


(3)  TRANSACTIONS WITH AFFILIATES:

The Fund has an investment advisory and management services agreement with L. Roy Papp & Associates (Manager). The Manager receives from the Fund, as compensation for its services, a fee accrued daily and payable monthly at an annual rate of 1% of the Fund's net assets. The Manager will reimburse the Fund to the extent the Fund's regular operating expenses during any of its fiscal years exceed 1.25% of its average daily net asset value in such year. A management fee expense reimbursement of $8,621 was required through June 30, 1997.

The Fund's independent directors receive $100 for each meeting of the Board of Directors attended on behalf of the Fund. Certain officers and/or directors of the Fund are also partners of the Manager and shareholders in the Fund. The Fund made no payments to its officers or directors, except to independent directors as stated above.

(4)  PURCHASES AND SALES OF SECURITIES:

For the period from March 14, 1997 (date of commencement of operations) to June 30, 1997, investment transactions excluding short-term investments were as follows:

                  Purchases at cost                6,181,210
                   Sales                              93,597


(5)   CAPITAL SHARE TRANSACTIONS:

At June 30, 1997, there were 5,000,000 shares of $.01 par value capital stock authorized. Transactions in capital shares of the Fund were as follows:

                                                   Proceeds     Shares
                                                  ----------    -------
        Period ended June 30, 1997
        Shares issued                             $6,276,705    580,863
        Dividends and distributions reinvested            --         --
        Shares redeemed                              (63,026)    (5,699)
                                                  ----------    -------
            Net increase                          $6,213,679    575,164
                                                  ==========    =======


(6)   UNREALIZED APPRECIATION:

Unrealized appreciation of portfolio securities for both financial statement and federal income tax purposes is as follows:

                                                       June 30,
                                                         1997
                                                      ----------
                Market value                          $6,757,000
                Original cost                          6,085,813
                                                      ----------
                    Net unrealized appreciation       $  671,187
                                                      ==========

As of June 30, 1997, gross unrealized gains on investments in which market value exceeded cost totaled $699,308 and gross unrealized losses on investments in which cost exceeded market value totaled $28,121.

(7) SELECTED FINANCIAL HIGHLIGHTS:

The following selected per share data has been calculated using revenues and expenses for the periods indicated, divided by the weighted average number of shares outstanding during the periods. The ratios are calculated using the revenues and expenses for the periods, divided by the weighted average of the daily net assets of the Fund.

                                                                 Period Ended
                                                                 June 30, 1997
                                                                 -------------
Net asset value, beginning of period                               $    10.00
Income from investment operations:
    Net investment income                                                  --
    Net realized and unrealized gain (loss) on investments               1.98
                                                                   ----------
        Total from investment operations                                 1.98

Less Distributions:
    Dividend from investment income                                        --
    Distribution of net realized gain                                      --
                                                                   ----------
        Total Distributions                                                --

Net asset value, end of period                                     $    11.98
                                                                   ==========
        Total return                                                    19.80%
                                                                   ==========

Ratios/Supplemental Data:
    Net assets, end of period                                      $6,888,706
    Expenses to average net assets (B)                                   1.25%*
    Net investment income to average net assets (C)                      1.03%*
    Portfolio turnover rate                                              5.59%*
    Average commission per share                                   $   0.0625



  *  Annualized

(A)  From the date of commencement of operations (March 14, 1997).

(B) If the Fund had paid all of its expenses and there had been no reimbursement by the investment adviser, this ratio would have been 2.12%, for the period ended June 30, 1997.

(C) Computed giving effect to investment adviser's expense limitation undertaking.

                      PAPP AMERICA-PACIFIC RIM FUND, INC.


                                   Directors

               James K. Ballinger             Harry A. Papp
               Amy S. Clague                  L. Roy Papp
               Robert L. Mueller              Rosellen C. Papp
               Carolyn P. O'Malley            Bruce C. Williams


                                    Officers

               Chairman - L. Roy Papp         President - Harry A. Papp


                                Vice Presidents

               Victoria S. Cavallero          Robert L. Mueller
               George D. Clark, Jr.           Rosellen C. Papp
               Jeffrey N. Edwards             Bruce C. Williams
               Robert L. Hawley


                         Secretary - Robert L. Mueller

                  Assistant Secretary - Barbara D. Perleberg

                         Treasurer - Rosellen C. Papp

                      Assistant Treasurer - Julie A. Hein


                              Investment Adviser

                           L. Roy Papp & Associates
                       4400 North 32nd Street, Suite 280
                            Phoenix, Arizona  85018
                           Telephone: (602) 956-1115
                            E-mail: invest@roypapp
                          Web: http://www.roypapp.com


                                   Custodian

                           Founders Bank of Arizona
                         7335 E. Doubletree Ranch Road
                          Scottsdale, Arizona  85258


                    Shareholder Services and Transfer Agent

                           L. Roy Papp & Associates
                       4400 North 32nd Street, Suite 280
                            Phoenix, Arizona  85018
                           Telephone: (602) 956-1115
                                (800) 421-4004


                        Independent Public Accountants

                              Arthur Andersen LLP
                      2 North Central Avenue, Suite 1000
                            Phoenix, Arizona  85004


                                 Legal Counsel

                              Bell, Boyd & Lloyd
                            70 West Madison Street
                           Chicago, Illinois  60602


This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied or preceded by a currently effective prospectus of the Fund. No sales charge to the shareholder or to the new investor is made in offering the shares of the Fund.


12